Exhibit 99.1

DeVry Inc. Announces First-Quarter 2011 Results

DOWNERS GROVE, Ill.--(BUSINESS WIRE)--October 26, 2010--DeVry Inc. (NYSE:DV), a global provider of educational services, today reported financial results for its fiscal 2011 first-quarter ended Sept. 30, 2010. DeVry also reported enrollment results at Ross University and DeVry Brasil, and graduate coursetakers at DeVry University/Keller Graduate School of Management. DeVry’s continued execution of its diversification strategy and its focus on academic quality produced the following financial results:

Three Months Ended Sept. 30, 2010:

  Revenues increased 21 percent to $521 million.
  Net income increased 34 percent to $74 million.
  Diluted earnings per share increased 36 percent to $1.03.

“Our solid performance this quarter was fueled by our strong academic results and our continued investments in our schools’ programs and student services,” said Daniel Hamburger, DeVry’s president and chief executive officer. “A significant marker of our recent success is the fact that the vast majority our graduates continue to find employment in their fields of study despite a soft job market. We hold ourselves accountable to this high standard and are pleased employers continue to value our graduates.”

Business Highlights

Business, Technology, and Management Segment

DeVry University

For the September 2010 session, total graduate coursetakers at DeVry University, including its Keller Graduate School of Management, increased 14.1 percent to a 23,389 versus 20,496 for the same period in 2009.

Despite the continued tough job market, 88.9 percent of DeVry University’s June 2009, October 2009 and February 2010 graduates in the active job market were employed in their fields of study within six months of graduation at an average salary of $43,035. These statistics include graduates of associate and bachelor’s degree programs and those who were already employed in their field of study.

Medical and Healthcare Segment

Ross University

In the 2010 September term at Ross University, enrollment was held in line with previously announced expectations as it works to add new capacity at its medical school. New students decreased 26.4 percent to 490, compared to 666 students last year. Total students decreased 0.7 percent to 4,567 compared to 4,600 students in the same term last year.

Ross University School of Medicine continues to work with the Medical Board of California (MBC) to secure final approval for the Freeport location. It expects its application to be considered at the MBC’s next meeting in November.

Chamberlain College of Nursing

In September, Chamberlain launched a registered nurse (RN) to Master of Science in Nursing option for RNs with an associate degree or a diploma in nursing. It also has submitted an application for a new location in Houston to be opened in spring 2011, pending approvals. The new campus will be co-located with DeVry University.

Carrington Colleges Group

Carrington College California began programs in Medical Assisting and Veterinary Training in October at its new Pomona campus, which is co-located with DeVry University. Carrington College introduced new Physical Therapist Assistant programs at its Albuquerque, NM; Boise, ID; and Las Vegas, NV, locations.

Professional Education Segment

Becker Professional Education

Becker’s revenues grew 4.2 percent during the quarter. It continued to invest in the redevelopment of its course materials in preparation for changes in the 2011 CPA exam.

As previously announced, John Roselli became president of Becker effective October 1, succeeding Thomas Vucinic who is retiring.

Other Educational Services Segment

Advanced Academics

During the quarter, Advanced Academics (AAI) further expanded its presence in key states, such as Arizona and New York, where it established initial service contracts with charter schools in those states. AAI experienced continued softness in revenues as a result of the ongoing impact of state budget deficits.

DeVry Brasil

For the September 2010 term, new students increased 9.1 percent to 2,347, compared to 2,151 students last year. Total students increased 3.8 percent to 11,972, compared to 11,532 students in the same term last year. DeVry Brasil continues to expand its curriculum and invest in its programs, student services and campus locations.

Balance Sheet/Cash Flow

For the first quarter, DeVry generated $196.0 million of operating cash flow, driven by the continuation of strong operating results and working capital management. As of Sept. 30, 2010, cash, marketable securities and investment balances totaled $453.3 million and there were no outstanding borrowings.

Share Repurchase Plan

During the quarter, DeVry completed its third share repurchase program and began executing its fourth program. DeVry repurchased 972,205 shares of its common stock under the third program at an average cost of $51.43 per share. As of Sept. 30, 2010, DeVry had repurchased 266,216 shares under the fourth program at an average cost of $43.95 per share.

Conclusion

DeVry will report 2010 fall enrollment for DeVry University, the Carrington Colleges Group and Chamberlain College of Nursing pre-market on Dec. 7, 2010. DeVry University expects to report a modest decline in new undergraduate student enrollments and growth in the mid-teens for total students. Keller Graduate School believes that total coursetaker enrollment will be similar to previous sessions. In the fall, Carrington expects to report a decrease in new student enrollments in the mid-single digits and a decrease in total students in the low-single digits. Chamberlain College of Nursing continues to see strong demand for its nursing programs and expects to report continued strong growth rates.

“Our growth and diversification strategy continues to serve us well as we navigate these uncertain economic times,” said Hamburger. “We remain confident that our investments in academic quality and student services will enable us to achieve our long-term performance goals this year and beyond.”

Conference Call and Webcast Information

DeVry will host a conference call on Oct. 26, 2010, at 3:30 p.m. Central Daylight Time (4:30 p.m. Eastern Daylight Time) to discuss its fiscal 2011 first-quarter results. The conference call will be led by Daniel Hamburger, president and chief executive officer, and Rick Gunst, chief financial officer.

For those wishing to participate by telephone, dial (866) 730-5768 (domestic) or (857) 350-1592 (international). Use passcode 97462948 or say “DeVry Call.” DeVry will also broadcast the conference call live via the Internet. Interested parties may access the webcast through the Investor Relations section of the company's web site, or http://www.investors.devry.com/phoenix.zhtml?p=irol-eventDetails&c=93880&eventID=2683593. Please access the web site at least 15 minutes prior to the start of the call to register, download and install any necessary audio software.

DeVry will archive a telephone replay of the call until Nov. 2, 2010. To access the replay, dial (888) 286-8010 (domestic) or (617) 801-6888 (international), passcode: 43812231. To access the webcast replay, please visit DeVry’s web site.

About DeVry Inc.

DeVry's purpose is to empower its students to achieve their educational and career goals. DeVry (NYSE: DV, member S&P 500 Index) is a global provider of educational services and the parent organization of Advanced Academics, Becker Professional Education, Carrington College, Carrington College California, Chamberlain College of Nursing, DeVry Brasil, DeVry University, and Ross University Schools of Medicine and Veterinary Medicine. These institutions offer a wide array of programs in business, healthcare and technology. DeVry’s institutions serve students in secondary through postsecondary education and professionals in accounting and finance. For more information, please call 630.353.3800 or visit http://www.devryinc.com.

Certain statements contained in this release concerning DeVry's future performance, including those statements concerning DeVry's expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as DeVry Inc. or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Actual results may differ materially from those projected or implied by these forward-looking statements. Potential risks, uncertainties and other factors that could cause results to differ are described more fully in Item 1A, "Risk Factors," in DeVry's most recent Annual Report on Form 10-K for the year ending June 30, 2010 and filed with the Securities and Exchange Commission on August 25, 2010.

Selected Operating Data (in thousands, except per share data)

	First Quarter
	FY 2011	FY 2010	Change
Revenues	$521,428	$431,110	+21.0%
Operating Income	$111,815	$79,385	+40.9%
Net Income	$73,601	$54,727	+34.5%
Earnings per Share (diluted)	$1.03	$0.76	+35.5%
Number of common shares (diluted)	71,654	72,141	(0.7)%

September 2010 Enrollment Results

	September 2010	September 2009	Change
DeVry University, including Keller Graduate School of Management
Graduate coursetakers (1)(2)	23,389	20,496	+14.1%

Ross University
New students	490	666	(26.4)%
Total students	4,567	4,601	(0.7)%

DeVry Brasil
New students	2,347	2,151	+9.1%
Total students	11,972	11,532	+3.8%

Graduate Employment Statistics	Period	Percent Employed [3]	Average Salary
DeVry University (Undergraduate)(3)	Jun 09-Oct 09-Feb 10	88.9%	$43,035

1 Includes both onsite and online students

2 The term “coursetaker” refers to the number of courses taken by a student. Thus one student taking two courses equals two coursetakers.

3 Three-term average; includes graduates of associate and bachelor’s degree programs

Chart 1: Taxpayer Cost of Education (net cost per student)

(See chart in Multimedia Gallery http://www.businesswire.com/cgi-bin/mmg.cgi?eid=6483958&lang=en)

Chart 2: DeVry Inc. Calendar 2010-11 Announcements & Events

Dec. 7, 2010	Most recent enrollment results; press release, no conference call
DeVry University Chamberlain College of Nursing Carrington Colleges Group

Jan. 25, 2011	Fiscal 2011 Second Quarter Results (no enrollment)

Apr. 26, 2011	Fiscal 2011 Third Quarter Results and Spring Enrollment
DeVry University Chamberlain College of Nursing Ross University Carrington Colleges Group DeVry Brasil

Aug. 11, 2011	Fiscal 2011 Year-End Results and Summer Enrollment
DeVry University Chamberlain College of Nursing Ross University Carrington Colleges Group

Oct. 25, 2011	Fiscal 2012 First Quarter Results and Enrollment
DeVry University (graduate only) Ross University DeVry Brasil

Dec. 6, 2011	Most recent enrollment results; press release, no conference call
DeVry University Chamberlain College of Nursing Carrington Colleges Group

DEVRY INC.
CONSOLIDATED BALANCE SHEETS
(Dollars in Thousands)
(Unaudited)
PRELIMINARY

	September 30,	June 30,	September 30,
	2010	2010	2009

ASSETS

Current Assets

Cash and Cash Equivalents	$450,994	$307,702	$279,243
Marketable Securities and Investments	2,330	15,666	61,253
Restricted Cash	11,142	2,102	10,907
Accounts Receivable, Net	161,323	119,210	156,973
Deferred Income Taxes, Net	24,202	22,340	20,223
Prepaid Expenses and Other	30,784	32,627	32,602

Total Current Assets	680,775	499,647	561,201

Land, Buildings and Equipment

Land	54,097	53,914	53,973
Buildings	288,858	283,044	255,645
Equipment	347,689	346,979	339,793
Construction In Progress	47,441	38,188	14,124

	738,085	722,125	663,535

Accumulated Depreciation and Amortization	(339,565)	(333,988)	(340,158)

Land, Buildings and Equipment, Net	398,520	388,137	323,377

Other Assets

Intangible Assets, Net	193,898	194,195	201,328
Goodwill	516,104	514,864	514,448
Perkins Program Fund, Net	13,450	13,450	13,450
Other Assets	20,158	17,533	14,674

Total Other Assets	743,610	740,042	743,900

TOTAL ASSETS	$1,822,905	$1,627,826	$1,628,478

DEVRY INC.
CONSOLIDATED BALANCE SHEETS
(Dollars in Thousands)
(Unaudited)
PRELIMINARY

	September 30,	June 30,	September 30,
	2010	2010	2009

LIABILITIES

Current Liabilities

Current Portion of Debt	$-	$-	$104,841
Accounts Payable	74,527	90,364	86,642
Accrued Salaries, Wages and Benefits	73,565	92,368	56,726
Accrued Expenses	79,399	53,565	63,440
Advance Tuition Payments	19,653	20,930	26,661
Deferred Tuition Revenue	245,269	86,627	217,874

Total Current Liabilities	492,413	343,854	556,184

Non-Current Liabilities

Revolving Loan	-	-	-
Deferred Income Taxes, Net	45,307	43,368	51,366
Deferred Rent and Other	55,638	56,216	38,909

Total Non-current Liabilities	100,945	99,584	90,275

TOTAL LIABILITIES	593,358	443,438	646,459

NON-CONTROLLING INTEREST	5,633	5,007	3,739

SHAREHOLDERS' EQUITY

Common Stock, $0.01 par value, 200,000,000 Shares Authorized;
70,271,000, 71,030,000 and 71,067,000 Shares issued
and outstanding at September 30, 2010, June 30, 2010
and September 30, 2009, respectively.	735	734	729
Additional Paid-in Capital	229,688	224,209	201,935
Retained Earnings	1,128,326	1,055,591	845,686
Accumulated Other Comprehensive Income (Loss)	12,704	9,896	11,131
Treasury Stock, at Cost (3,216,000, 2,394,000 and 1,894,000
Shares, Respectively)	(147,539)	(111,049)	(81,201)

TOTAL SHAREHOLDERS' EQUITY	1,223,914	1,179,381	978,280

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,822,905	$1,627,826	$1,628,478

DEVRY INC.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in Thousands Except for Per Share Amounts)
(Unaudited)
PRELIMINARY

	For The Quarter
	Ended September 30,

	2010	2009

REVENUES:
Tuition	$486,339	$401,371
Other Educational	35,089	29,739

Total Revenues	521,428	431,110

OPERATING COSTS AND EXPENSES:
Cost of Educational Services	228,081	196,483
Student Services and Administrative Expense	181,532	155,242

Total Operating Costs and Expenses	409,613	351,725

Operating Income	111,815	79,385

INTEREST AND OTHER (EXPENSE) INCOME:
Interest Income	423	500
Interest Expense	(254)	(422)
Net Investment Gain	-	831

Net Interest and Other (Expense) Income	169	909

Income Before Income Taxes	111,984	80,294

Income Tax Provision	38,623	25,723

NET INCOME	73,361	54,571

Net Loss Attributable to Noncontrolling Interest	240	156

NET INCOME ATTRIBUTABLE TO DEVRY INC.	$73,601	$54,727

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO DEVRY INC. SHAREHOLDERS
Basic	$1.04	$0.77
Diluted	$1.03	$0.76

DEVRY INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in Thousands)
(Unaudited)
PRELIMINARY
	For The Three Months
	Ended September 30,
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$73,361	$54,571
Adjustments to Reconcile Net Income to Net
Cash Provided by Operating Activities:

Stock-Based Compensation Expense	5,250	3,622
Depreciation	13,721	11,993
Amortization	1,522	3,959
Provision for Refunds and Uncollectible Accounts	26,368	23,779
Deferred Income Taxes	(172)	581
Loss on Disposals of Land, Buildings and Equipment	10	331
Unrealized Net Gain on Investments	-	(831)
Changes in Assets and Liabilities:
Restricted Cash	(9,040)	(5,560)
Accounts Receivable	(68,248)	(75,885)
Prepaid Expenses And Other	(1,651)	(8,733)
Accounts Payable	(15,839)	15,054
Accrued Salaries, Wages, Expenses and Benefits	13,367	12,173
Advance Tuition Payments	(1,312)	(1,058)
Deferred Tuition Revenue	158,642	143,210

NET CASH PROVIDED BY OPERATING ACTIVITIES	195,979	177,206

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital Expenditures	(23,010)	(26,482)
Marketable Securities Purchases	(33)	(12)
Marketable Securities Sales	13,495	-
Other	-	(7)

NET CASH USED IN INVESTING ACTIVITIES	(9,548)	(26,501)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Exercise of Stock Options	429	1,148
Proceeds from Stock issued Under Employee Stock Purchase Plan	317	238
Repurchase of Common Stock for Treasury	(36,332)	(11,653)
Cash Dividends Paid	(7,117)	(5,716)
Excess Tax Benefit from Stock-Based Payments	11	139
Borrowings Under Revolving Credit Facility	-	40,000
Repayments Under Revolving Credit Facility	-	(60,000)
Borrowings Under Collateralized Line of Credit	-	91
Repayments Under Collateralized Line of Credit	-	(61)

NET CASH USED IN FINANCING ACTIVITIES	(42,692)	(35,814)

Effects of Exchange Rate Differences	(447)	(850)

NET INCREASE IN CASH AND CASH EQUIVALENTS	143,292	114,041

Cash and Cash Equivalents at Beginning of Period	307,702	165,202

Cash and Cash Equivalents at End of Period	$450,994	$279,243

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash Paid During the Period for:
Interest	$70	$269
Income Taxes, Net	5,936	716

Non-cash Investing Activity:
Accretion of Noncontrolling Interest Put Option	866	707

DEVRY INC.
SEGMENT INFORMATION
(Dollars in Thousands)
(Unaudited)
PRELIMINARY

	For The Quarter
	Ended September 30,
			Increase
	2010	2009	(Decrease)
REVENUES:
Business, Technology and Management	$352,918	$283,506	24.5%
Medical and Healthcare	136,658	117,158	16.6%
Professional Education	19,970	19,161	4.2%
Other Educational Services	11,882	11,285	5.3%

Total Consolidated Revenues	521,428	431,110	21.0%

OPERATING INCOME:
Business, Technology and Management	84,519	56,079	50.7%
Medical and Healthcare	28,162	27,139	3.8%
Professional Education	6,379	6,444	-1.0%
Other Educational Services	(7,522)	(6,522)	NM
Reconciling Items:
Amortization Expense	(1,475)	(3,914)	-62.3%
Depreciation and Other Corporate	1,752	159	NM

Total Consolidated Operating Income	111,815	79,385	40.9%

INTEREST AND OTHER (EXPENSE) INCOME:
Interest Income	423	500	-15.4%
Interest Expense	(254)	(422)	-39.8%
Net Investment Gain	-	831	NM

Net Interest and Other (Expense) Income	169	909	-81.4%

Total Consolidated Income before Income Taxes	$111,984	$80,294	39.5%

Photos/Multimedia Gallery Available: http://www.businesswire.com/cgi-bin/mmg.cgi?eid=6483958&lang=en

CONTACT:
DeVry Inc.
Investor Contact:
Joan Bates, (630) 353-3800
jbates@devry.com
or
Media Contact:
Larry Larsen, (312) 895-4717
llarsen@sardverb.com